Exhibit 99.01

© 2017 Tonix Pharmaceuticals Holding Corp. December 2017 Version P0089 12 - 12 - 17 (Doc 0303) Investor Presentation

© 2017 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2016 , as filed with the Securities and Exchange Commission (the “SEC”) on April 13 , 2017 , and periodic reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2017 Tonix Pharmaceuticals Holding Corp. 3 Tonix is Developing a Portfolio of Potential Treatments for Important Public Health Challenges and Diseases with Significant Unmet Needs Tonmya ®1 (cyclobenzaprine HCl sublingual tablets) bedtime treatment for posttraumatric stress disorder (PTSD) • Phase 3 HONOR study of Tonmya in military - related PTSD enrolling • Breakthrough Therapy designation by the U.S. Food and Drug Administration (FDA) TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) bedtime treatment for Agitation in Alzheimer’s (AAD) • Pre - IND meeting held Nov 2017 • IND to be submitted 1Q2018 TNX - 601 (tianeptine oxalate) daytime treatment for PTSD • Ongoing preclinical development • Novel salt and polymorph of an active ingredient marketed in Europe for depression with efficacy evidence in PTSD from published literature TNX - 801 (synthesized live horsepox virus) as a vaccine to prevent smallpox • Recent New England Journal of Medicine letter 2 found a 1902 U.S. smallpox vaccine to have a genomic core 99.7% similar to horsepox • Eligible for an FDA Priority Review Voucher (PRV) under the 21 st Century Cures Act 3 1 FDA has conditionally accepted Tonmya as the proposed proprietary name for cyclobenzaprine HCl sublingual tablets, or TNX - 102 SL, for PTSD, which is an investigational new drug and has not been approved for any indication. 2 Schrick , L. et al. , N Engl J Med 2017; 377:1491 - 1492, http://www.nejm.org/doi/full/10.1056/NEJMc1707600 3 PRV’s issued upon FDA approval, based on definition of medical counter - measure drug

Products in Development

4

Pipeline Product	Indication/ Description	Preclinical	Phase 1	Phase 2	Phase 3	NDA[1]/BLA[2]	Market
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets	Phase 2 AtEase results reported May 2016; Phase 3 HONOR began enrollment in 1Q2017					
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets	FDA Pre-IND[3] meeting Held Nov 2017					
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation	Novel polymorph and salt discovered and characterized					
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture	Horsepox virus synthesized and demonstrated protective vaccine activity in mice					

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

© 2017 Tonix Pharmaceuticals Holding Corp.

© 2017 Tonix Pharmaceuticals Holding Corp. 5 Tonmya (Cyclobenzaprine HCl Sublingual Tablets) for PTSD Phase 3 HONOR study of Tonmya in military - related PTSD enrolling • Encouraging evidence of safety and efficacy was demonstrated in Phase 2 Breakthrough Therapy designation from the FDA • Expedited development and accelerated review are expected • Potential to file NDA 1 based on one Phase 3 study if data are statistically persuasive Proposed registration plan agreed to by the FDA • Additional nonclinical safety and clinical abuse potential studies are not required Patent protection through 2034 in U.S. 1 • Composition of matter patent for eutectic, required for transmucosal delivery of cyclobenzaprine Novel mechanism targets sleep quality • Memory processing during sleep is important to recovery 1 U.S. Patent No. 9,636,408 for eutectic proprietary Protectic ™ formulation

Phase 3 HONOR Study in PTSD Enrolling

6

To confirm Phase 2 AtEase findings in military-related PTSD:

- Larger adaptive-design study
- Enrollment started in 1Q 2017

Tonmya once-daily at bedtime
5.6 mg *N ~ 275 (140**)*

Placebo once-daily at bedtime
*N ~ 275 (140**)*

12 weeks → ***open-label extension***

- **General study characteristics:**
- Randomized, double-blind, placebo-controlled, entrance CAPS-5* ≥ 33
- One unblinded interim analysis (IA) by an independent data monitoring committee at 50% randomized
- IA (N ~275) for efficacy stop, continuation as planned or sample size adjustment
- Potential to enroll 550 participants
- Multicenter study - approximately 35-40 U.S. clinical sites
- **Primary efficacy endpoint:**
- Mean change from baseline in total CAPS-5 at week 12 compared between Tonmya 5.6 mg and placebo

3Q 2018 - IA outcome anticipated
4Q 2018 – topline data anticipated, if 550 participants are studied

*CAPS-5 = Clinician-Administered PTSD Scale for DSM-5
***Interim analysis*

© 2017 Tonix Pharmaceuticals Holding Corp.

© 2017 Tonix Pharmaceuticals Holding Corp. 7 Breakthrough Therapy Designation FDA granted Tonmya Breakthrough Therapy designation – reported December 19, 2016 • PTSD is a serious condition • Tonmya has potential advantages over existing therapies in military - related PTSD Benefits of Breakthrough Therapy designation • Eligibility for priority review of the NDA within 6 months instead of 10 months • Option to submit completed portions of the NDA for rolling review • An organizational commitment involving FDA's senior managers to accelerate the development and approval process, an opportunity to compress development time NDA filing based on HONOR study is possible if results are statistically persuasive • Discussed at March 9, 2017 Initial Cross - disciplinary Breakthrough Meeting with the FDA

© 2017 Tonix Pharmaceuticals Holding Corp. 8 No Recognized Abuse Potential in Clinical Studies Active ingredient is cyclobenzaprine, which is structurally related to tricyclic antidepressants • Cyclobenzaprine interacts with receptors that regulate sleep quality: 5 - HT 2A ; a 1 - adrenergic and histamine H 1 receptors • Cyclobenzaprine does NOT interact with the same receptors as traditional hypnotic sleep drugs, benzodiazepines or non - benzodiazepines that are associated with retrograde amnesia • Cyclobenzaprine - containing product was approved 40 years ago and current labeling (May 2016) indicates no abuse or dependence concern Tonmya NDA can be filed without abuse assessment studies • Discussed at March 9, 2017 Initial Cross - disciplinary Breakthrough Meeting with the FDA

© 2017 Tonix Pharmaceuticals Holding Corp. 9 TNX - 102 SL Intellectual Property – U.S. Protection until 2034 Composition of matter (eutectic) • U.S. Patent No. 9,636,408 issued May 2, 2017 by U.S. Patent and Trademark Office • Protection expected to 2034 • Additional claims and jurisdictions pending Pharmacokinetics (PK) • Patent applications filed • Protection expected to 2033 Method of use for active ingredient cyclobenzaprine • European Patent No. 2,501,234 issued September 13, 2017 by European Patent Office • Protection expected to 2030 • Additional claims and jurisdictions pending

© 2017 Tonix Pharmaceuticals Holding Corp. 10 Proprietary Cyclobenzaprine Hydrochloride Eutectic Mixture Stabilizes Sublingual Tablet Formulation Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Eutectic formulation 1 ANGSTRO - TECHNOLOGY™ Cyclobenzaprine - HCl (CBP - HCl) Eutectic formulation protects CBP - HCl from base and makes stable tablet with rapid absorption properties Pure CBP - HCl interacts with base and tablet disintegrates Cyclobenzaprine free base Protectic™ 1 U.S. Patent issued May 2, 2017 Mannitol (inactive)

TNX-102 SL: Sublingual Formulation is Designed for Bedtime Administration

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TNX-102 SL: Proprietary sublingual formulation of cyclobenzaprine (CBP) with transmucosal absorption

- Innovation by design with patent protected CBP/mannitol eutectic
- Rapid systemic exposure
- Increases bioavailability during sleep
- Avoids first-pass metabolism
- Lowers exposure to long-lived active major metabolite, norcyclobenzaprine (norCBP)

CBP undergoes extensive first-pass hepatic metabolism when orally ingested

- Active major metabolite, norCBP[1]
  - Long half-life (~72 hours)
  - Less selective for target receptors (5-HT_{2A}, α_1-adrenergic, histamine H_1)
  - More selective for norepinephrine transporter

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

© 2017 Tonix Pharmaceuticals Holding Corp.

Tonmya: Novel Mechanism Targets Sleep Quality for Recovery from PTSD

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PTSD is a disorder of recovery

- Most people exposed to extreme trauma recover over a few weeks
- In PTSD, recovery process impeded due to insufficient sleep-dependent memory processing

Memory processing is essential to recovery

- Vulnerability to memory intrusions and trauma triggers remains if no consolidation of new learning (extinction)

Tonmya targets sleep quality[1]

- Cyclobenzaprine interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors, permissive to sleep-dependent recovery processes

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

© 2017 Tonix Pharmaceuticals Holding Corp.

© 2017 Tonix Pharmaceuticals Holding Corp. 13 What are the Symptoms of PTSD? Symptoms of PTSD fall into four clusters: 1. Intrusion (aversive memories, nightmares, flashbacks) 2. Avoidance (avoiding persons, places or situations) 3. Mood/cognitions (memory block, emotional numbing, detachment from others) 4. Hyperarousal (anxiety, agitation & sleep disturbance) CAPS - 5 is used to assess symptom severity and treatment effect • Recognized as the standard for rating PTSD severity in clinical trials • Takes into account all four symptom clusters

© 2017 Tonix Pharmaceuticals Holding Corp. 14 What are the Consequences of PTSD? Consequences: • Impaired daily function and substantial interference with work and social interactions • Reckless or destructive behavior • Increased health care utilization and greater medical morbidity PTSD as a risk factor for: • Depression • Alcohol or substance abuse • Absenteeism/unemployment • Homelessness • Violent acts • Suicidal thoughts and suicide

© 2017 Tonix Pharmaceuticals Holding Corp. 15 PTSD: U.S. Prevalence and Index Traumas A chronic response to traumatic event(s) • A majority of people will experience a traumatic event at some point in their lifetime 1 • 20% of women and 8% of men in the U.S. who experience significant trauma develop PTSD 1 • Lifetime prevalence: 6.8% 2 (~ 17.0 million adults in the U.S.) • Persistent - >1/3 fail to recover, even after several years following the trauma 2 • Twelve month prevalence: U.S. 3.5% (~ 8.6 million adults) 3 EU 2.3% (~10.0 million adults) 4 Most common forms of trauma 1 • Witnessing someone being badly injured or killed • Natural disaster • Life - threatening accident • Sexual or physical assault 1 Kessler et al., Arch Gen Psychiatry 1995; 52:1048 2 Kessler et al., Arch Gen Psychiatry 2005; 62:593 3 Kessler et al., Arch Gen Psychiatry 2005 ; 62:617 ; Prevalence rate of 3.5% applied to U.S. Census estimate of 247 million U.S. adult ( > 18) population in 2015 (www.census.gov/quickfacts/table/PST045215/00) 4 The European Union Market Potential for a New PTSD Drug. Prepared for Tonix Pharmaceuticals by Procela Consultants Ltd, Sept emb er 2016

© 2017 Tonix Pharmaceuticals Holding Corp. 16 PTSD Prevalence and Market Characteristics 1 Kessler, et al., 2005; Prevalence rate of 3.5% applied to U.S. Census estimate of 247 million U.S. adult ( > 18) population in 2015 (www.census.gov/quickfacts/table/PST045215/00) 2 IMS Consulting, Market Sizing & Treatment Dynamics: Post - Traumatic Stress Disorder (PTSD) Patients", 2016 3 Bowe and Rosenheck , 2015 (638,451 veterans diagnosed with PTSD in the VA in fiscal year 2012 across all medical centers) 4 Bernardy et al., 2012 (80% of veterans diagnosed with PTSD had at least one medication from the Clinical Practice Guidelines) Veterans Treated in Veterans Administration (VA) 3,4 Civilian Population 2 Diagnosed population Large population (~1.8 million) Majority receive drug treatment Civilians: ~75% 2 Veterans: ~80% 4 Undiagnosed 6,788,000 79% Prevalent Population (U.S.) ~8.6 million 1 Rx 510,000 6% No Rx 128,000 2% Rx 872,000 10% No Rx 288,000 3%

What Drug Classes are Used to Treat PTSD?

17

Market highly fragmented, with benzodiazepines widely prescribed (but not indicated)[1]

- Multiple medications per patient (or "Polypharmacy") is the norm
  - Approximately 55% of patients receive a benzodiazepine, and 53% receive a selective serotonin reuptake inhibitor (SSRI)
- SSRIs are the only FDA-approved drug class

Estimated PTSD Market Volume (Civilian Population Only) ~14.1 million TRx*[2]


Tricyclic Antidepressants
Adrenergic Agents
Non-benzodiazepine Hypnotics
All Others
Benzodiazepines 2.84 M TRx
Serotonin and norepinephrine reuptake inhibitors (SNRIs)
Other Antidepressants
SSRIs 2.84 M TRx
Atypical Antipsychotics
Anticonvulsants/Mood Stabilizers

* TRx = Total prescriptions

[1] VA/DoD Clinical Practice Guideline for the Management of Post-Traumatic Stress, Version 2, 2010

[2] IMS Consulting, *Market Sizing & Treatment Dynamics: "Post-Traumatic Stress Disorder (PTSD) Patients"*, 2016

© 2017 Tonix Pharmaceuticals Holding Corp.

© 2017 Tonix Pharmaceuticals Holding Corp. 18 PTSD: Not Well - Served by Approved Treatments FDA - approved SSRIs, paroxetine and sertraline, have not shown efficacy in military - related PTSD Majority of patients unresponsive or intolerant to current treatments • Side effects relating to sexual dysfunction (particularly in males) and sleep are commonly reported Characteristics of drug therapy that would be compatible and complementary with behavioral therapy • Lack of retrograde amnesia (e.g., unlike off - label use of benzodiazepines and non - benzodiazepines) • Lack of interference on sleep (e.g., unlike approved SSRIs)

© 2017 Tonix Pharmaceuticals Holding Corp. 19 Why Initially Target Military - Related PTSD? 1 Friedman et al., J Clin Psychiatry 2007; 68:711 2 Zoloft Package Insert, August, 2014 3 Paxil Package Insert, June, 2014 4 Fava et al., Psychother Psychosom 84:72 - 81, 2015 Military - related PTSD not well - served by existing FDA - approved therapies • No clear treatment response observed in U.S. military population Sertraline: failed to show efficacy in a large multicenter trial in U.S. military (placebo numerically better) 1 Paroxetine: no large trials conducted with predominantly military trauma • Inconsistent treatment response observed in males Sertraline: FDA - conducted post - hoc analysis concluded no effect for male civilian subgroup 2 Paroxetine: no sex - related difference in treatment outcomes 3 • Important tolerability issues with SSRIs in this population Sexual dysfunction 2,3 Insomnia 2,3 SSRI withdrawal syndrome 4

© 2017 Tonix Pharmaceuticals Holding Corp. 20 High Prevalence of PTSD Among Combat Veterans 1 Kessler et al., Arch Gen Psych 2005; Prevalence rate of 3.5% applied to U.S. Census estimate of 247M U.S. adult ( > 18) population in 2015 ( www.census.gov/quickfacts/table/PST045215/00 ) ; 2 Norris, PTSD Res Quar . 2013; 3 Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015, Washington, DC ; Among 1.9M separated OEF/OIF/OND veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD. >19% Operation Enduring Freedom (OEF; Afghanistan) / Operation Iraqi Freedom (OIF) veterans / Operation New Dawn (OND) 3 3 - 9% General population 1 19 - 31% Vietnam veterans 2 8.6 million American adults affected 1 Women more likely to develop than men 1 Susceptibility may run in families 1

© 2017 Tonix Pharmaceuticals Holding Corp. 21 Growing Economic and Social Burden to Care for Veterans with PTSD Health care costs associated with PTSD for OEF/OIF/OND veterans: Direct costs Indirect costs 1 CBO Report 2012; 2 Tanielan , Invisible Wounds of War . 2005; 3 Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015, Washington, DC ; OEF/OIF/OND, Operations Enduring Freedom, Iraqi Freedom and New Dawn. $3,000 - 5,000 per patient per year for OEF/OIF Veterans 1 ~ 1.9M Veterans out of 2.7M Service members deployed between 10/1/2001 and 3/31/2015 3 $2 - 3 billion estimated yearly cost to society 2 Families, social care agencies, schools, employers, welfare system 2

© 2017 Tonix Pharmaceuticals Holding Corp. 22 Phase 2 AtEase Study in Military - Related PTSD • Randomized, double - blind, placebo - controlled trial in military - related PTSD • Efficacy analysis from 231 patients; 24 U.S. clinical sites • Enrolled patients with baseline CAPS - 5 ≥ 29 • Primary Efficacy Analysis: • Difference in CAPS - 5 score change from baseline between Tonmya 2.8 mg and placebo at week 12 • Key Secondary Measures: • PROMIS Sleep Disturbance, CGI - I, SDS Tonmya at bedtime once - daily Placebo at bedtime once - daily 12 weeks N= 90 Tonmya at bedtime once - daily N= 92 N= 49 2.8 mg 5.6 mg (2 x 2.8 mg) open - label extension

© 2017 Tonix Pharmaceuticals Holding Corp. 23 Results of Phase 2 AtEase Study in Military - Related PTSD Tonmya 5.6 mg showed clinical benefit in military - related PTSD • CAPS - 5 scale, was statistically significant by Mixed - effect Model Repeated Measures, or MMRM, with Multiple Imputation, or MI, analysis (p - value = 0.031) • Dose - effect on multiple efficacy and safety measurements Well tolerated • No serious adverse events (AE) related to treatment • The most common AEs were local site - administration reactions, including mild and transient tongue numbness

© 2017 Tonix Pharmaceuticals Holding Corp. 24 AtEase Study Demographics and Characteristics 93% of the randomized patients were male 98% had trauma during military service Deployed an average of 2.3 times Mean time since index trauma was 7 years Race and ethnicity generally consistent with U.S. military distribution Similar baseline CAPS - 5 scores and MADRS 1 scores across treatment arms Current Major Depressive Disorder 14% by MINI 7.0 2 1 MADRS, Montgomery - Åsberg Depression Rating Scale 2 MINI 7.0, Mini - International Neuropsychiatric Interview, Version 7

© 2017 Tonix Pharmaceuticals Holding Corp. 25 AtEase Study: Traumas Associated with PTSD *Some patients experienced more than one trauma 0 5 10 15 20 25 30 35 40 Other Knowing someone seriously injured or killed Being responsible for the death of an enemy combatant Seeing dead bodies or human remains Shooting or directing fire at the enemy Sexual assault Involved in serious vehicular accident (Humvee, helicopter, plane) Handling or uncovering human remains Witnessing death or injury of civilians Being responsible for the death of a noncombatant Witness suicide-related deaths or injury Seeing ill or injured women or children you were unable to help Being wounded or injured Receiving incoming artillery, rocket, or mortar fire Witnessing IED explosion Witness death or injury of fellow soldiers Being involved in an IED explosion or suicide bombing Index Trauma During Military Service * Patient Count

© 2017 Tonix Pharmaceuticals Holding Corp. 26 AtEase Study – Summary of Primary and Secondary Analyses (week 12)

© 2017 Tonix Pharmaceuticals Holding Corp. 27 AtEase Study Results: Primary Endpoint CAPS - 5 Total Score by MMRM with MI # -25 -20 -15 -10 -5 0 Wk 0 Wk 2 Wk 4 Wk 6 Wk 8 Wk 10 Wk 12 Placebo Tonmya 2.8 mg Tonmya 5.6 mg * # Primary analysis MMRM (mixed - effect model repeated measures), * p=0.031, comparing placebo and Tonmya 5.6 mg, * p<0.05, comparing placebo and Tonmya 2.8 mg, by MMRM with MI; CAPS - 5, Clinician Administered PTSD Scale for DSM - 5; LS Mean, least squares mean * * CAPS - 5 LS Total Score Mean Change from Baseline 5.0 point difference in CAPS - 5 change from baseline between placebo and Tonmya 5.6 mg LS Mean Change from Baseline

© 2017 Tonix Pharmaceuticals Holding Corp. 28 AtEase Study: Safety and Tolerability Profile No serious adverse events reported with Tonmya deemed related to treatment Systemic Adverse Events* Placebo (N=94) Tonmya 2.8 mg (N=93) Tonmya 5.6 mg (N=50) Somnolence 6.4% 11.8% 16.0% Dry Mouth 10.6% 4.3% 16.0% Headache 4.3% 5.4% 12.0% Insomnia 8.5% 7.5% 6.0% Sedation 1.1% 2.2% 12.0% Administration Site Reactions* Hypoaesthesia oral 2.1% 38.7% 36.0% Paraesthesia 3.2% 16.1% 4.0% Glossodynia 1.1% 3.2% 6.0% Trial completion rates: 73% placebo; 79% Tonmya 2.8 mg; 84% Tonmya 5.6 mg *at rates of >5% in either drug - treated arm, Safety population N=237

© 2017 Tonix Pharmaceuticals Holding Corp. 29 Assessing CAPS - 5 Entry Threshold in AtEase Score of ≥29 on CAPS - 5 (20 items) required at screening and baseline • >50 on prior versions of CAPS (17 items) typical in previous drug registration trials • Extrapolation from prior versions of CAPS: ((50/17 items)/2) x 20 items = 29.4 Post - hoc analysis to impute CAPS for DSM - IV ( iCAPS - IV) scores for each subject • Baseline iCAPS - IV score calculated by summing 17 items in common with CAPS - 5 and multiplying by two (for 0 - 8 intensity + frequency rather than 0 - 4) • 4.3% of the sample had baseline iCAPS - IV of ≤ 50 • Choosing CAPS - 5 ≥33 results in all iCAPS - IV > 50 • 80% of mITT had baseline CAPS - 5 of ≥ 33 Primary analysis of AtEase was run for subgroup with baseline CAPS - 5 ≥ 33

© 2017 Tonix Pharmaceuticals Holding Corp. 30 0.53 0.46 0.012 0.39 0.52 0 0.1 0.2 0.3 0.4 0.5 0.6 Effect Size AtEase Retrospective Analysis: Effect Sizes for Total CAPS - 5 and Cluster Scores * MMRM, mixed - effect model repeated measures, p<0.05 Effect sizes calculated for total CAPS - 5 and clusters for patients with entry CAPS - 5 ≥33 • Larger effect size, in moderate range of 0.5, for total CAPS - 5 and intrusion and hyperarousal clusters * * * Based on findings of post - hoc imputed CAPS, a baseline CAPS - 5 score ≥33 was set as PTSD severity inclusion criterion in Phase 3 HONOR study 7.2 points ** p<0.01, * p<0.025, Tonmya 5.6 group with placebo, MMRM with multiple imputation (MI); * p=0.018, Tonmya 2.8 mg group with placebo, MMRM with MI Effect Sizes in Tonmya 5.6 mg Subgroup with entry CAPS - 5 ≥33 CAPS - 5 Change in Subgroup with entry CAPS - 5 ≥33

© 2017 Tonix Pharmaceuticals Holding Corp. 31 AtEase Study Retrospective Analysis: Sustained Remission in Subgroup with Entry CAPS - 5 ≥33 Remission = Loss of Diagnosis and CAPS - 5 < 11 Asterisk and hashmark represent pairwise comparisons between Tonmya and Placebo; # p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression Remission is more clinically meaningful if it is sustained In order to look at sustained remission: • Determined rates of participants who met remission status at both Week 8 and Week 12 21% of the Tonmya 5.6 mg participants met for sustained remission v. 5% of placebo (p=0.02) 5.20% 14.30% 21.10% 0% 5% 10% 15% 20% 25% 30% Weeks 8 & 12 Percent in Remission Placebo (N=77) Tonmya 2.8 mg (N=70) Tonmya 5.6 mg (N=38) # *

© 2017 Tonix Pharmaceuticals Holding Corp. 32 TNX - 102 SL – Multi - Functional Mechanism Involves Antagonism at 3 Neuronal Receptors Active ingredient is cyclobenzaprine, interacts with 3 receptors • Antagonist at 5 - HT 2A receptors • Similar activity to trazodone and Nuplazid ® ( pimivanserin ) • Antagonist at a 1 - adrenergic receptor • Similar activity to prazosin • Antagonist at histamine H 1 receptors • Similar activity to Benadryl ® (diphenhydramine) and hydroxyzine Multi - functional activity suggests potential for other indications • TNX - 102 SL was developed for the management of fibromyalgia (Phase 3) • Sleep quality is a problem in other conditions

© 2017 Tonix Pharmaceuticals Holding Corp. 33 Untreated Effects of TNX - 102 Cyclobenzaprine is a multi - functional drug - SNARI - inhibits serotonin and norepinephrine reuptake - blocks serotonin 5HT 2a and norepinephrine α 1 receptors SNARI = S erotonin and N orepinephrine receptor A ntagonist and R euptake I nhibitor

Comparison of Tonmya with Drugs Used Off-Label in PTSD

34

Trazodone (disordered sleep), prazosin (night terrors)

- Trazodone inhibits serotonin $5HT_{2a}$ receptors and serotonin reuptake (SARI)
- Prazosin blocks norepinephrine α_1 receptors


Tonmya
Trazodone
Prazosin
Serotonin
Cyclobenzaprine
Norepinephrine
Trazodone
Prazosin

SARI – Serotonin Receptor Antagonist & Reuptake Inhibitor (Stahl SM, CNS Spectrums, 2009;14:536).

© 2017 Tonix Pharmaceuticals Holding Corp.

© 2017 Tonix Pharmaceuticals Holding Corp. 35 v Opportunities to Expand to Other Indications Growing recognition that there is a constellation of disorders where sleep disturbances may have a role in the pathophysiology (cardiovascular, metabolic, neurologic) • Homeostatic role of sleep quality in several disorders Psychiatric Disorders • Stress Disorders (PTSD) • Mood Disorders • Anxiety Disorders Chronic Pain States • Chronic wide - spread pain (fibromyalgia) • Osteoarthritis Role of sleep disturbance more established in common psychiatric and neurological/pain disorders • Recognized as a core symptom of many of these disorders • Traditional sleep medications, which increase sleep quantity, may not provide benefit (benzodiazepines in major depression) or are contraindicated (benzodiazepines in PTSD) v Psychiatric Symptoms of Neurological Disorders • Agitation in Alzheimer’s • Psychosis in Parkinson’s, Alzheimer’s and other dementias

© 2017 Tonix Pharmaceuticals Holding Corp. 36 TNX - 102 SL – Multiple Potential Indications Management of Fibromyalgia – chronic pain condition • Tonix’s Phase 3 program was halted after near miss in Phase 3 at low dose (2.8 mg) – half the dose being developed for PTSD • Imbalance in “withdrawal of consent” led to statistical miss on responder analysis – A few TNX - 102 SL treated patients “moved out of state” • Average pain improvement (secondary endpoint) after 12 weeks of treatment showed statistical significance (P< 0.05) • TNX - 102 SL showed an improvement in sleep quality in Phase 2 and 3 trials in fibromyalgia Agitation in Alzheimer’s Disease • FDA pre - IND meeting held Nov, 2017 • FDA agrees Tonix has sufficient data to file an IND for a Phase 2/potential pivotal efficacy study

© 2017 Tonix Pharmaceuticals Holding Corp. 37 What is Agitation in Alzheimer’s Disease? Agitation is one of the most distressing and debilitating of the behavioral complications of Alzheimer’s disease • Includes emotional lability, restlessness, irritability and aggression 1 Link between agitation in disturbed sleep and agitation in Alzheimer’s 1 - 3 • Agitation is commonly diurnal (“ sundowning ”) Prevalence • Agitation is likely to affect more than half of the 5.3 million Americans who currently suffer from moderate to severe Alzheimer’s disease, and this number is expected to nearly triple by 2050 4 1 Rose, K.et al. (2015). American Journal of Alzheimer's Disease & Other Dementias , 30 :78 2 Shih, Y. H., et al. (2017). Journal of the American Medical Directors Association , 18 , 396. 3 Canevelli, M., et al. (2016). Frontiers in medicine , 3 . 4 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/

© 2017 Tonix Pharmaceuticals Holding Corp. 38 Consequences of Agitation in Alzheimer’s Disease Outcomes • Agitation is associated with significant negative outcomes for Alzheimer’s patients and their caregivers Common reason for confinement • Development of agitation, or its worsening, is one of the most common reasons for patients having to transition from lower - to higher levels of care (nursing homes and other long - term care settings) 1 Cost • The presence of agitation nearly doubles the cost of caring for patients with Alzheimer’s disease, and agitation is estimated to account for more than 12% of the healthcare and societal cost of Alzheimer’s disease, which is currently estimated to be $256 Billion for the year 2017 in the United States 1 1 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/

© 2017 Tonix Pharmaceuticals Holding Corp. 39 Agitation in Alzheimer’s Disease – Potential New Indication for TNX - 102 SL Successful pre - IND meeting in November, 2017 • IND planned 1Q2018 to support a Phase 2 efficacy study Significant unmet need • No FDA approved drugs for the treatment of agitation in Alzheimer’s Mechanism of improving sleep quality • Sleep disturbance is a significant and common symptoms in Alzheimer’s Pharmacological advantages outweigh potential concerns of using TNX - 102 SL in treating agitation in Alzheimer’s disease • Blocks 3 receptors, not just one (e.g., 5 - HT 2A ) • Anti - muscarinic (M1) effect in patients on anticholinergics (e.g., donepezil and rivastigmine) possibly reduced with lower sublingual dose

© 2017 Tonix Pharmaceuticals Holding Corp. 40 TNX - 102 SL for Agitation in Alzheimer’s – Regulatory Status and Registration Strategy FDA confirmed no additional study is needed prior to IND submission • Pre - IND meeting established open dialogue with the FDA on pivotal clinical study design and efficacy endpoints to support product registration Planned Phase 2 study IND submission in 1Q2018 • Proposed Phase 2 IND study can potentially serve as a pivotal efficacy study Approval of TNX - 102 SL in agitation in Alzheimer’s disease Efficacy Supplement (sNDA 1 ) may be leveraged from the PTSD development program and supported by Initial NDA approval for PTSD 1 Supplemental New Drug Application

© 2017 Tonix Pharmaceuticals Holding Corp. 41 Scientific Rationale for Developing TNX - 102 SL for Agitation in Alzheimer’s Disease Connection between Sleep Disturbance and Agitation • Agitation in Alzheimer’s Disease is associated with sleep disturbance 1,2 Supported by Potential Mechanism of Action • TNX - 102 is a multifunctional agent including antagonism of 5 - HT 2A , a 1 adrenergic and histamine H 1 receptors • Certain 5 - HT 2A antagonists have shown clinical efficacy against agitation in dementia including trazodone 3 , and mirtazapine 4 • The a 1 adrenergic antagonist prazosin has shown efficacy in the treatment of agitation in dementia 5 • The H 1 antagonist hydroxyzine had historical use in treating agitation in dementia 1 Bachmen and Rabins , 2006 2 Rose, K.et al. (2015). American Journal of Alzheimer's Disease & Other Dementias , 30 :78 3 Teri et al., 2000 4 Cakir et el., 2008 5 Wang et al., 2009

© 2017 Tonix Pharmaceuticals Holding Corp. 42 TNX - 102 SL Potentially Addresses Some of the Challenges in Treating Agitation in Alzheimer’s Sublingual route of administration (no swallowing) • Swallowing can be an issue for a significant number of Alzheimer’s patients Low dose taken daily at bedtime • Potentially minimize daytime anticholinergic side effects → improved tolerability Role of sleep in clearing debris from the brain • Animal studies have shown the brain clears debris from the brain during sleep including toxic proteins associated with Alzheimer’s progression 1 1 T Xie L, et al. Science. (2013);342(6156):373

Agitation in Alzheimer's – Competitive Landscape of Select Drugs in Development

43

Competitive landscape

- 5HT2A Antagonists/inverse agonists
  - Pimavanserin (Acadia)
  - Nelotanserin (Axovant)
- Atypical Antipsychotics (also have 5HT2A antagonism)
  - Rexulti® brexpiprazole (Otsuka/Lundbeck)
  - Lumateperone (InterCellular)
- Dextromethorphans – believed to act as SSRI, glutamate/NMDA and sigma-1 receptor modulators
  - Deudextromethorphan (Avenir/Otsuka) - deuterated version of Nuedexta®
  - Dextromethorphan/buproprion (Axesome)

TNX-102 SL uniquely designed for bedtime dosing and transmucosal absorption

- Maximize drug exposure during sleep → improving sleep quality
- Other 5-HT_{2A} antagonists not designed for bedtime dosing

© 2017 Tonix Pharmaceuticals Holding Corp.

Products in Development

44

Pipeline Product	Indication/ Description	Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA[1]/BLA[2] / Market
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets	Phase 2 AtEase results reported May 2016 Phase 3 HONOR began enrollment in 1Q2017
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets	FDA Pre-IND[3] meeting Held Nov 2017
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation	Novel polymorph and salt discovered and characterized
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture	Horsepox virus synthesized and demonstrated protective vaccine activity in mice

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

© 2017 Tonix Pharmaceuticals Holding Corp.

© 2017 Tonix Pharmaceuticals Holding Corp. 45 TNX - 601 ( Tianeptine Oxalate): A Potential Clinical Candidate for PTSD Pre - IND Candidate • Targeted as a 1 st line monotherapy for PTSD : oral formulation for daytime dosing x Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.) x Mechanism of Action (MOA) is different from Tonmya • Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post - marketing experience • Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation • Filed patent application on novel salt polymorph • Issued patent on steroid - induced cognitive impairment and memory loss issues Targeting a Public Health Challenge • Clinical evidence for PTSD • Several studies have shown tianeptine to be active in the treatment of PTSD 1 - 4 1 Frančišković T, et al. Psychiatr Danub . 2011 Sep;23(3):257 - 63. PMID: 21963693 2 Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55 - 61. PMID: 18097761 3 Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova . 2005;105(11):24 - 9. PMID: 16329631 [Russian] 4 Onder E, et al. Eur Psychiatry. 2006 (3):174 - 9. PMID: 15964747

© 2017 Tonix Pharmaceuticals Holding Corp. 46 Structural Comparison: TNX - 102 and TNX - 601 Cyclobenzaprine and tianeptine share structural similarities with classic tricyclic antidepressants (TCAs) and to each other, but each has unique pharmacological properties • Tianeptine has a 3 - chlorodibenzothiazepine nucleus with an aminoheptanoic side chain Tianeptine leverages Tonix’s expertise in the pharmacology and development of tricyclics TNX - 102 (cyclobenzaprine HCl) TNX - 601 (tianeptine oxalate) HCl (C 2 O 4 ) ½ -

TNX-601: A Potential Clinical Candidate for PTSD

47

The active pharmaceutical ingredient (API) is a novel oxalate salt of tianeptine

- Shares structural features with tricyclic antidepressants, but has unique pharmacological and neurochemical properties[1]
- GMP synthesis developed

Mechanism of Action

- **Tianeptine modulates the glutamatergic system indirectly**
  - Does not have significant affinity (K_i>10μM) for NMDA[2] or AMPA[3] receptors
- **Tianeptine is a weak μ-opioid receptor (MOR) agonist**
  - Controlled substance in France, Bahrain and Singapore
- **Tianeptine has been shown to oppose deleterious effects of chronic stress on brain structure and plasticity**

Important Characteristics of TNX-601

- **TNX-601: Novel oxalate salt and polymorph of tianeptine**
  - Improved stability, consistency and manufacturability
  - Benefited from human experience established in ex-U.S. approved countries
  - Potential safety and efficacy evidence in published PTSD studies[4-7]
- **5 year Hatch-Waxman exclusivity for first time approval in the U.S.**
- **Patent filed on novel oxalate salt and polymorph**

[1]McEwen, Bruce S., et al. The neurobiological properties of tianeptine (Stablon): from monoamine hypothesis to glutamatergic modulation. Molecular psychiatry 2010; 15.3: 237-249
[2]NMDA; N-methyl-D-aspartate
[3]AMPA; α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid
[4]Frančišković T, et al. Psychiatr Danub. 2011 Sep;23(3):257-63. PMID: 21963693
[5]Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55-61. PMID: 18097761
[6]Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova. 2005;105(11):24-9. PMID: 16329631 [Russian]
[7]Onder E, et al. Eur Psychiatry. 2006 (3):174-9. PMID: 15964747

© 2017 Tonix Pharmaceuticals Holding Corp.

TNX-801 (Synthesized Live Horsepox Virus): A Potential Smallpox-Preventing Vaccine

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Pre-IND Candidate

Potential improvement over current methods for biodefense against smallpox

- ✓ Leverages government affairs effort
- ✓ Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta
- ✓ Protective vaccine activity in mice has been demonstrated
- ✓ Patent application on novel vaccine submitted

Regulatory strategy

- FDA's "Animal Rule" can be applied to establish human efficacy
- Good Manufacturing Practice (GMP) virus in development for human safety study

Targeting a Public Health Issue

Material threat medical countermeasure under 21st Century Cures Act

- Qualifies for receiving **Priority Review Voucher** on approval
  - ✓ **Priority Review Vouchers have no expiration date, are transferrable and have sold for ~$125 M**
- ACAM2000™ vaccine developed by Acambis was acquired by Sanofi in 2008 for $513 M
  - ✓ **ACAM2000 was sold to U.S. Strategic National Stockpile[1]**

[1] Nalca, A et al. Drug design, development and Therapy: 4:71-79 (2010)

© 2017 Tonix Pharmaceuticals Holding Corp.

© 2017 Tonix Pharmaceuticals Holding Corp. 49 TNX - 801 ( Synthesized Live Horsepox Virus ): A Potential Smallpox - Preventing Vaccine Synthesis from sequence of a 1976 Mongolian isolate 1 In mice, TNX - 801 behaved like attenuated vaccinia virus • Vaccinia is the term used to classify the live poxviruses that are used as smallpox vaccines, including ACAM2000, which is the latest smallpox vaccine approved in the U.S. How is HPXV related to modern vaccines? • Multiple sources 2 - 4 indicate that the smallpox vaccine discovered by Dr. Edward Jenner in the early 19 th century was either HPXV or a very similar virus and that vaccinia vaccines are derived from this ancestral strain • A 1902 U.S. smallpox virus was found to be highly similar (99.7% similarity in core genome 5 ) to HPXV sequence from the 1976 Mongolian isolate • Horsepox is now believed to be extinct 4 1 Tulman et al., Journal of Virology, 2006; 80(18): 9244 - 9258 2 Qin et al., Journal of Virology, 2011; 85(24):13049 - 13060 3 Medaglia et al., Journal of Virology, 2015; 89(23):11909 - 11925 4 Esparza J. Veterinary Record. 2013; 173: 272 - 273 5 Schrick , L. et al. , N Engl J Med 2017; 377:1491 - 1492, http://www.nejm.org/doi/full/10.1056/NEJMc1707600

© 2017 Tonix Pharmaceuticals Holding Corp. 50 Horsepox – May Have Better Tolerability as a Smallpox Preventing Vaccine? Horsepox is caused by HPXV and is characterized by mouth and skin eruptions HXPV isolate from the 1976 outbreak later sequenced Modern smallpox vaccines are associated with cardiotoxicity 1 • May have acquired undesirable properties over long period of cultivation HPXV has potential for slower proliferation or decreased toxicity 2 1 Engler RJM et al., PloS ONE 10(3): e0118283. doi:10.1371/journal.pone.0118283 (2015) 2 Tonix data (unpublished)

© 2017 Tonix Pharmaceuticals Holding Corp. 51 A Better Smallpox - Preventing Vaccine is Important and Necessary Today Smallpox was eradicated as a result of global public health campaigns No cases of naturally - occurring smallpox have been reported since 1977 Accidental or intentional transmission of smallpox does not require a natural reservoir Stockpiles of smallpox - preventing vaccines are currently maintained and refreshed in case of need

© 2017 Tonix Pharmaceuticals Holding Corp. 52 TNX - 801: A Potential Medical Countermeasure 21st Century Cures Act (2016), Section 3086 • Encouraging treatments for agents that present a national security threat Medical countermeasures are drugs, biologics (vaccines) or devices intended to treat: • Biological, chemical, radiological, or nuclear agents that present a national security threat • Public health issues stemming from a naturally occurring emerging disease or a natural disaster New Priority Review Voucher program for “Material Threat Medical Countermeasures” • Priority Review Voucher may be transferred or sold

TNX-801 (Synthesized Live Horsepox Virus): A Potential Smallpox-Preventing Vaccine

53

Synthesized live virus HPXV TNX-801

- Shares structural characteristics with vaccinia-based vaccines
- Unique properties in cell culture and mice experiments suggest lower toxicity
- Smallpox has a ~30% mortality rate in vaccine-naïve populations

Mechanism of Action	**Live virus vaccines stimulate cross-reactive immunity** • Protects from consequences of infection with smallpox agent • Renders recipient "immune" • Provides additional protection of non-immunized population
Important Benefits of TNX-801	**Potential safety advantage over existing vaccines** • Cardiotoxicity limits use of existing vaccines **Exclusivity** • Patent application filed on novel virus composition • Anticipate 12 years exclusivity

© 2017 Tonix Pharmaceuticals Holding Corp.

54 © 2016 Tonix Pharmaceuticals Holding Corp. Ongoing vaccination of U.S. troops • Troops on the Korean Peninsula Threat of smallpox re - introduction • Strategic National Stockpile & public health policy Re - emergence of monkey pox 1 • Believed to resurgent because of vaccinia - naïve populations in Africa • Multiple U.S. operations ongoing in Africa Vaccination Against Smallpox 1 Nda - Isaiah, J. Nigeria: Monkey Pox Scourge Spreads to Seven States. All Africa. 12 OCTOBER 2017, HTTP://ALLAFRICA.COM/STORIES/201710120177.HTML

Proposed Evolution of Vaccinia Vaccines

55

Postulated Divergence of Historical Strains of Vaccinia


Horsepox-like ancestral strain
NYCBH/European precursor stocks
RPXV
IHDJ
TianTan
Dryvax®
Ankara
Tashkent
LIVP
WR
Copenhagen
Lister/Evans/USSR

IHD-J=International Health Department-Japan
LIVP=Lister Vaccine Strain
NYCBH=New York City Board of Health
RPXV=Rabbitpox Virus
WR=Western Reserve

Figure Adapted from Qin et al. *Journal of Virology*. 2015;89(3):1809-1824.

© 2016 Tonix Pharmaceuticals Holding Corp.

56 © 2016 Tonix Pharmaceuticals Holding Corp. Relationship to Smallpox Incidence and Eradication Proposed Evolution of Vaccinia Vaccines TIME *Rough approximation (not data derived) 1977 Eradication SMALLPOX CASES IN US/EUROPE* ACAM2000™ 1798 1902 1931 2007 Dryvax ® swarm Mulford Vaccine Jenner’s Vaccine (Horsepox - like) Clonal Diversity

57 © 2016 Tonix Pharmaceuticals Holding Corp. Vaccination protects against smallpox – both individuals and populations • Eradication based on Jenner’s vaccine Vaccination can protect AFTER infection • Vaccinia can be administered 1 - 3 days after infection Vaccination protects unvaccinated people in a population • “Wetting the forest” Vaccination is cost effective • Replication - effective live virus vaccines can be manufactured and administered for large scale use New synthetic biology technology and new understanding of vaccinia evolution have provided a potentially safer vaccine Jenner’s Vaccine – Motivation to Study HPXV

© 2017 Tonix Pharmaceuticals Holding Corp. 58 Financial overview NASDAQ: TNXP Cash, cash equivalents, and marketable securities reported at September 30, 2017 $29.3 million Gross proceeds from sale of common stock under purchase agreement with Lincoln Park Capital Fund, LLC through December 11, 2017 $1.1 million Shares outstanding as of December 11, 2017 7.8 million

© 2017 Tonix Pharmaceuticals Holding Corp. 59 Management Team Seth Lederman, MD President & CEO Jessica Morris EVP, Operations Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2017 Tonix Pharmaceuticals Holding Corp. 60 Board of Directors Seth Lederman, MD Chairman Ernest Mario, PhD ALZA, Glaxo, Reliant Pharma John Rhodes NYSERDA, NRDC, Booz Allen Hamilton Samuel Saks, MD Jazz Pharma, ALZA, Johnson & Johnson Charles Mather BTIG, Janney, Jefferies, Cowen, Smith Barney Stuart Davidson Labrador Ventures, Alkermes , Combion Patrick Grace Apollo Philanthropy, WR Grace, Chemed Donald Landry, MD, PhD Chair of Medicine, Columbia University Margaret Smith Bell Standard Life Investments, Putnam Investments, State Street Research

© 2017 Tonix Pharmaceuticals Holding Corp. 61 Milestones – Recently Completed and Upcoming T onmya – Posttraumatic Stress Disorder □ May 2016 Report ed results from Phase 2 AtEase study □ August 2016 End - of - Phase 2 meeting with FDA - Proposed Phase 3 clinical and NDA plan accepted □ December 201 6 Breakthrough Therapy designation granted by FDA □ January 201 7 FDA concurrence with Phase 3 HONOR study design in military - related PTSD □ 1Q 2017 Initial Cross - disciplinary Breakthrough Meeting with FDA □ 1Q 2017 Commenced enrollment of HONOR study □ 2 Q 2017 U.S. Patent No. 9,636,408 issued for eutectic formulation of Tonmya □ 3 Q 2017 European Patent No. 2,501,234 issued for cyclobenzaprine method of use □ 3Q 201 8 Anticipated interim analysis of HONOR study in ~ 275 randomized participants □ 4Q 201 8 Anticipated topline results of HONOR study in 550 participants (if needed) x x x x x x x x

© 2017 Tonix Pharmaceuticals Holding Corp. 62 Summary Strong position for value growth with Phase 3 development in a major medical indication: PTSD including military - related PTSD • PTSD is an important public health issue Tonmya for PTSD is designated as a Breakthrough Therapy by FDA • Accelerated development and approval process is expected Phase 3 HONOR study in military - related PTSD began enrollment in 1Q 2017 • Outcome of the interim analysis on ~275 randomized participants (50% efficacy evaluable) expected to be available 3Q 201 8 • Completion of the 550 - participant trial, if needed, and announcement of topline results expected in 4Q 2018 • NDA approval can be solely based on HONOR if the data are statistically persuasive

© 2017 Tonix Pharmaceuticals Holding Corp. Thank you ! NASDAQ: TNXP